Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

SEPTEMBER 30, 2013

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

September 30, 2013

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-5
Financial Information
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Supporting Schedules to Consolidated Statements	8
Funds From Operations and Additional Disclosures	9
Earnings Before Interest, Taxes, Depreciation and Amortization	10
Summary of Outstanding Debt	11-12
Summary of Debt Maturities	13
Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2013 Dispositions	21
Summary of Real Estate Held For Sale/Conveyance	22
Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended September 30, 2013.

CEDAR REALTY TRUST, INC. REPORTS

THIRD QUARTER 2013 RESULTS

• Operating FFO Per Share Increased 18% •

• Agreement to Acquire Fairfield County, Connecticut Center for $34.5 Million •

• Raised 2013 Guidance •

Port Washington, New York – November 7, 2013 – Cedar Realty Trust, Inc. (NYSE: CDR) today reported its financial results for the quarter ended September 30, 2013.

Third Quarter 2013 Highlights

•	Operating FFO of $0.13 per diluted share, an 18% increase as compared to the same period in 2012

•	Same-property NOI increased 3.2% for the quarter, excluding redevelopment properties; excluding the favorable impact of re-tenanting the dark anchor at Oakland Commons, same-property NOI growth was 2.3%

•	Signed new and renewal leases for a total of 227,000 square feet

•	Positive leasing spreads of 10.9% on a cash basis (new leases increased 37.0% and renewals increased 7.3%)

•	Total portfolio 92.8% leased and same-property portfolio 94.1% leased

•	Announced a second dark anchor replacement with a new Walmart Neighborhood Market lease at Kempsville Crossing, located in Virginia

•	Signed contract to acquire a 100,000 square foot grocery-anchored shopping center in Fairfield County, Connecticut for $34.5 million

•	Ratio of net debt to Adjusted EBITDA reduced to 7.8 times

•	Raised 2013 Operating FFO guidance to a new range of $0.50 to $0.51 per diluted share from previous range of $0.47 to $0.49 per diluted share

Bruce Schanzer, President and CEO of Cedar, stated, “We are pleased with our third quarter results as they are the outgrowth of many measures we have taken over the past two years. The strong leasing results, ever improving balance sheet and consistent growth in earnings are a reflection of actions the team has taken to drive improvement. In addition, the completion of another dark anchor replacement as well as the first acquisition under the new management team point to the steady progress we are making in improving and upgrading our portfolio of grocery-anchored shopping centers straddling the Washington DC to Boston corridor.”

Financial Results

Operating FFO for third quarter 2013 was $9.5 million or $0.13 per diluted share, compared to $8.3 million or $0.11 per diluted share for the same period in 2012. Operating FFO for nine months ended September 30, 2013 was $27.3 million or $0.38 per diluted share, compared to $27.4 million or $0.38 per diluted share for the same period in 2012. Operating FFO for nine months ended September 30, 2012 included $3.4 million, or $0.05 per diluted share, of termination related income in connection with replacing a dark anchor at the Company’s Oakland Commons shopping center in Bristol, Connecticut.

Net loss attributable to common shareholders for third quarter 2013 was $(3.5) million or $(0.05) per diluted share, compared to a net loss of $(4.3) million or $(0.07) per diluted share for the same period in 2012. Net loss attributable to common shareholders for nine months ended September 30, 2013 was $(3.4) million or $(0.06) per diluted share, compared to a net loss of $(12.4) million or $(0.19) per diluted share for the same period in 2012.

Portfolio Results

For third quarter 2013, same-property NOI increased 3.2% excluding redevelopment and expansion properties, and 2.8% including redevelopment and expansion properties, compared to the same period in 2012. These figures include the re-tenanting impact from replacing the dark anchor at Oakland Commons with a Walmart Neighborhood Market. Same-property NOI growth excluding this impact was 2.3% for the comparative third quarter periods.

The Company signed 54 leases for 227,000 square feet in third quarter of 2013. On a comparable space basis, the Company leased 216,000 square feet at a positive lease spread of 10.9% on a cash basis (new leases increased 37.0% and renewals increased 7.3%).

Subsequent to quarter-end, the Company also completed a lease for a new Walmart Neighborhood Market at its Kempsville Crossing property. This represents the second lease with Walmart Neighborhood Market to replace a dark anchor.

The Company’s total portfolio, excluding properties held for sale, was 92.8% leased at September 30, 2013, compared to 92.7% at June 30, 2013 and 92.1% at September 30, 2012. The Company’s same-property portfolio was 94.1% leased at September 30, 2013, compared to 93.9% at June 30, 2013 and 93.8% at September 30, 2012.

Balance Sheet Activity

As of September 30, 2013, the Company reported net debt to EBITDA ratio of 7.8 times. The Company had previously announced its plan to divest certain non-core assets in order to improve its geographic and asset type focus and to reduce its debt to EBITDA ratio from in excess of 9.0 times to less than 8.0 times by the third quarter of 2013.

New Acquisition

The Company has entered into a contract to acquire an approximate 100,000 square foot grocery-anchored shopping center located in Fairfield County, Connecticut. The purchase price for the unencumbered property will be $34.5 million, of which $33 million will initially be funded from the Company’s credit facility and the balance by the issuance of OP Units. Closing of the transaction is expected during November 2013. The Company is exploring the disposition of certain additional properties to maintain its improved leverage.

2013 Guidance

The Company raised its 2013 Operating FFO guidance to a new range of $0.50 to $0.51 per diluted share from the previous range of $0.47 to $0.49 per diluted share.

Quarterly Dividends

As previously announced, the Company will pay a cash dividend of $0.05 per share on the Company’s common stock and $0.453125 per share on the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock on November 20, 2013 to shareholders of record as of the close of business on November 8, 2013.

Funds From Operations Reconciliation

The Company reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. The Company’s computation of FFO, as detailed in the attached schedule, is in accordance with NAREIT’s pronouncements. The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s consolidated portfolio and that affect the comparability of the Company’s period-over-period performance, as also detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended September 30, 2013. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, November 7, 2013, at 5:00 PM (ET) to discuss the third quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on November 7, 2013, until midnight (ET) on November 21, 2013. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 10000441 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 67 properties, with approximately 10 million square feet of GLA.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Investor Relations

Brad Cohen

(203) 682-8211

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2013	2012
Assets:
Real estate
Land	$282,710,000	$282,318,000
Buildings and improvements	1,185,861,000	1,178,111,000

	1,468,571,000	1,460,429,000
Less accumulated depreciation	(268,309,000)	(237,751,000)

Real estate, net	1,200,262,000	1,222,678,000
Real estate held for sale/conveyance	66,079,000	77,858,000
Cash and cash equivalents	5,443,000	7,522,000
Restricted cash	11,174,000	13,752,000
Receivables	20,581,000	18,289,000
Other assets and deferred charges, net	32,870,000	29,804,000

Total assets	$1,336,409,000	$1,369,903,000

Liabilities and equity:
Mortgage loans payable	$543,279,000	$605,216,000
Mortgage loans payable—real estate held for sale/conveyance	18,327,000	23,258,000
Credit facility	180,000,000	156,000,000
Accounts payable and accrued liabilities	27,694,000	28,179,000
Unamortized intangible lease liabilities	26,974,000	30,508,000
Unamortized intangible lease liabilities—real estate held for sale/conveyance	4,115,000	4,992,000

Total liabilities	800,389,000	848,153,000

Noncontrolling interest—limited partners’ mezzanine OP Units	465,000	623,000
Commitments and contingencies	—	—
Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	190,661,000	163,669,000
Common stock and other shareholders’ equity	338,198,000	349,987,000

Total Cedar Realty Trust, Inc. shareholders’ equity	528,859,000	513,656,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	5,345,000	6,081,000
Limited partners’ OP Units	1,351,000	1,390,000

Total noncontrolling interests	6,696,000	7,471,000

Total equity	535,555,000	521,127,000

Total liabilities and equity	$1,336,409,000	$1,369,903,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues:
Rents	$28,557,000	$26,608,000	$85,315,000	$80,145,000
Expense recoveries	6,770,000	5,973,000	21,704,000	19,257,000
Other	111,000	908,000	499,000	5,369,000

Total revenues	35,438,000	33,489,000	107,518,000	104,771,000

Property operating expenses:
Operating, maintenance and management	5,740,000	5,295,000	18,324,000	17,162,000
Real estate and other property-related taxes	4,571,000	4,389,000	13,673,000	13,015,000

Total property operating expenses	10,311,000	9,684,000	31,997,000	30,177,000

Property operating income	25,127,000	23,805,000	75,521,000	74,594,000

Other expenses:
General and administrative	3,248,000	3,637,000	9,974,000	10,999,000
Employee termination costs	—	1,131,000	106,000	1,131,000
Impairment reversal	—	—	(1,100,000)	—
Depreciation and amortization	13,494,000	9,254,000	33,079,000	34,721,000

Total other expenses	16,742,000	14,022,000	42,059,000	46,851,000

Operating income	8,385,000	9,783,000	33,462,000	27,743,000

Non-operating income and expense:
Interest expense	(8,810,000)	(9,603,000)	(27,055,000)	(29,479,000)
Early extinguishment of debt costs	—	—	(106,000)	(2,607,000)
Interest income	1,000	63,000	3,000	187,000
Equity in income of unconsolidated joint venture	—	411,000	—	1,432,000
Gain on sale	—	402,000	346,000	481,000

Total non-operating income and expense	(8,809,000)	(8,727,000)	(26,812,000)	(29,986,000)

(Loss) income from continuing operations	(424,000)	1,056,000	6,650,000	(2,243,000)

Discontinued operations:
Income from operations	486,000	1,242,000	452,000	3,680,000
Impairment reversals, net	—	—	—	1,138,000
Gain on extinguishment of debt	—	—	1,298,000	—
Gain on sales	—	—	—	750,000

Total discontinued operations	486,000	1,242,000	1,750,000	5,568,000

Net income	62,000	2,298,000	8,400,000	3,325,000

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	49,000	(2,564,000)	152,000	(4,272,000)
Limited partners’ interest in Operating Partnership	12,000	17,000	11,000	114,000

Total net loss (income) attributable to noncontrolling interests	61,000	(2,547,000)	163,000	(4,158,000)

Net income (loss) attributable to Cedar Realty Trust, Inc.	123,000	(249,000)	8,563,000	(833,000)
Preferred stock dividends	(3,602,000)	(3,877,000)	(10,811,000)	(11,015,000)
Preferred stock redemption costs	—	(173,000)	(1,166,000)	(555,000)

Net (loss) attributable to common shareholders	$(3,479,000)	$(4,299,000)	$(3,414,000)	$(12,403,000)

Per common share attributable to common shareholders (basic and diluted):
Continuing operations	$(0.06)	$(0.05)	$(0.09)	$(0.20)
Discontinued operations	0.01	(0.02)	0.03	0.01

	$(0.05)	$(0.07)	$(0.06)	$(0.19)

Weighted average number of common shares—basic and diluted	68,365,000	68,232,000	68,350,000	67,932,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets

	September 30	December 31,
	2013	2012
Construction in process (included in buildings and improvements)	$8,018,000	$6,699,000

Receivables
Rents and other tenant receivables, net	$5,053,000	$3,317,000
Straight-line rents	15,513,000	14,353,000
Other	15,000	619,000

	$20,581,000	$18,289,000

Other assets and deferred charges, net
Lease origination costs	$14,857,000	$15,158,000
Financing costs	5,665,000	5,686,000
Prepaid expenses	9,077,000	5,196,000
Leasehold improvements, furniture and fixtures	964,000	1,161,000
Other	2,307,000	2,603,000

	$32,870,000	$29,804,000

Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Rents
Base rents	$26,824,000	$24,905,000	$80,059,000	$74,429,000
Percentage rent	316,000	313,000	652,000	774,000
Straight-line rents	301,000	216,000	1,195,000	778,000
Amortization of intangible lease liabilities	1,116,000	1,174,000	3,409,000	4,164,000

	$28,557,000	$26,608,000	$85,315,000	$80,145,000

Other revenues
RioCan management fees and related leasing commissions (a)	$—	$859,000	$191,000	$2,136,000
Lease termination income and other	111,000	49,000	308,000	3,233,000

	$111,000	$908,000	$499,000	$5,369,000

(a)	On October 10, 2012, the Company exited the 20% Cedar / 80% RioCan joint venture that owned 22 retail shopping-center properties. Effective January 31, 2013, the Company’s property management agreement for the sold properties terminated.

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net (loss) attributable to common shareholders	$(3,479,000)	$(4,299,000)	$(3,414,000)	$(12,403,000)
Real estate depreciation and amortization	13,401,000	9,185,000	32,787,000	34,577,000
Limited partners’ interest	(12,000)	(17,000)	(11,000)	(114,000)
Impairment reversals, net	—	—	(1,100,000)	(1,138,000)
Gain on sales	—	(402,000)	(346,000)	(1,231,000)
Consolidated minority interests:
Share of (loss) income	(49,000)	2,564,000	(152,000)	4,272,000
Share of FFO	(325,000)	(1,287,000)	(1,020,000)	(4,078,000)
Unconsolidated joint venture:
Share of income	—	(411,000)	—	(1,432,000)
Share of FFO	—	1,433,000	—	4,488,000

Funds From Operations (“FFO”)	9,536,000	6,766,000	26,744,000	22,941,000
Adjustments for items affecting comparability:
Employee termination costs	—	1,131,000	106,000	1,131,000
Preferred stock redemption costs	—	173,000	1,166,000	555,000
Gain on extinguishment of debt	—	—	(1,298,000)	—
Early extinguishment of debt costs	—	—	543,000	2,607,000
Share-based compensation mark-to-market adjustments	—	—	—	10,000
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	—	193,000	—	193,000

Operating Funds From Operations (“Operating FFO”)	$9,536,000	$8,263,000	$27,261,000	$27,437,000

FFO per diluted share:	$0.13	$0.09	$0.37	$0.32

Operating FFO per diluted share:	$0.13	$0.11	$0.38	$0.38

Weighted average number of diluted common shares:
Common shares	72,287,000	71,793,000	72,178,000	71,161,000
OP Units	252,000	281,000	271,000	518,000

	72,539,000	72,074,000	72,449,000	71,679,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$298,000	$381,000	$1,173,000	$1,066,000
Amortization of intangible lease liabilities	1,042,000	1,251,000	3,112,000	4,456,000
Non-real estate amortization	626,000	569,000	1,860,000	1,877,000
Share-based compensation, net	1,144,000	1,060,000	2,692,000	2,604,000
Maintenance capital expenditures (a)	1,452,000	683,000	3,022,000	2,253,000
Lease related expenditures (b)	982,000	345,000	2,012,000	1,375,000
Development and redevelopment capital expenditures	2,542,000	6,285,000	10,568,000	14,300,000
Capitalized interest and financing costs	248,000	255,000	835,000	1,000,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended September 30,				Nine months ended September 30,
	2013		2012		2013		2012
EBITDA Calculation
(Loss) income from continuing operations	$(424,000)		$1,056,000		$6,650,000		$(2,243,000)
Add (deduct):
Interest expense (including early extinguishment of debt costs)	8,810,000		9,603,000		27,161,000		32,086,000
Depreciation and amortization	13,494,000		9,254,000		33,079,000		34,721,000
Minority interests share of consolidated joint venture EBITDA	(844,000)		(2,973,000)		(2,561,000)		(9,086,000)
Discontinued operations:
Income from operations	486,000		1,242,000		452,000		3,680,000
Interest expense (including early extinguishment of debt costs)	389,000		1,799,000		1,735,000		5,692,000
Depreciation and amortization	—		28,000		—		104,000
Pro-rata share attributable to Cedar/RioCan joint venture:
Depreciation and amortization	—		1,021,000		—		3,055,000
Interest expense	—		801,000		—		2,532,000

EBITDA	21,911,000		21,831,000		66,516,000		70,541,000
Adjustments for items affecting comparability:
Employee termination costs	—		1,131,000		106,000		1,131,000
Gain on sales	—		(402,000)		(346,000)		(481,000)
Impairment reversal	—		—		(1,100,000)		—
Share-based compensation mark-to-market adjustments	—		—		—		10,000
Acquisition transaction costs and terminated projects, including Company share from the Cedar/RioCan joint venture	—		193,000		—		193,000

Adjusted EBITDA	$21,911,000		$22,753,000		$65,176,000		$71,394,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$709,137,000		$697,597,000		$709,137,000		$697,597,000
Pro-rata share of unrestricted cash and cash equivalents	(4,737,000)		(7,037,000)		(4,737,000)		(7,037,000)

	$704,400,000		$690,560,000		$704,400,000		$690,560,000

Pro-rata fixed charges (a)
Interest expense (b)	$8,365,000		$10,336,000		$25,718,000		$32,007,000
Preferred stock dividends	3,602,000		3,877,000		10,811,000		11,015,000
Scheduled mortgage repayments	2,168,000		2,471,000		6,717,000		7,687,000

	$14,135,000		$16,684,000		$43,246,000		$50,709,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.8	x	8.6	x	8.0	x	8.7	x
Interest coverage ratio (based on Adjusted EBITDA)	2.6	x	2.2	x	2.5	x	2.1	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.6	x	1.4	x	1.5	x	1.3	x

(a)	Includes properties “held for sale/conveyance”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to exclude, where applicable, (i) management fee income relating to the terminated Cedar/RioCan joint venture, (ii) the results and debt related to properties in the process of being conveyed to their respective lenders, (iii) the results of properties sold during each of the respective periods as the related debt is no longer outstanding at the end of such period, (iv) lease termination income, and (v) for the 2012 periods, the approximate $114.1 million temporary reduction in the outstanding balance under the Company’s credit facility arising from the sale in September 2012 of Series B Preferred Stock, the proceeds of which were used for redemptions of Series A Preferred Stock in October 2012.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of September 30, 2013

	Percent	Maturity	Interest
Property	Owned	Date	rate (a)	Amounts
Fixed-rate mortgages:
Timpany Plaza (b)	100%	Jan 2014	6.1%	$7,625,000
Trexler Mall	100%	May 2014	5.5%	19,767,000
Coliseum Marketplace	100%	Jul 2014	6.1%	11,147,000
Fieldstone Marketplace	100%	Jul 2014	6.0%	17,128,000
Kings Plaza	100%	Jul 2014	6.0%	7,271,000
Liberty Marketplace	100%	Jul 2014	6.1%	8,289,000
Yorktowne Plaza	100%	Jul 2014	6.0%	19,019,000
Mechanicsburg Center	100%	Nov 2014	5.5%	8,482,000
Elmhurst Square	100%	Dec 2014	5.4%	3,745,000
New London Mall	40%	Apr 2015	4.9%	27,365,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,247,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,362,000
Groton Shopping Center	100%	Oct 2015	5.3%	11,326,000
Southington Center	100%	Nov 2015	5.1%	5,370,000
Jordan Lane	100%	Dec 2015	5.5%	12,192,000
Oakland Mills	100%	Jan 2016	5.5%	4,584,000
Smithfield Plaza	100%	May 2016	6.2%	6,727,000
Franklin Village Plaza	100%	Aug 2016	4.1%	42,383,000
West Bridgewater Plaza	100%	Sep 2016	6.2%	10,472,000
Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000
Hamburg Square	100%	Oct 2016	6.1%	4,857,000
Meadows Marketplace	100%	Nov 2016	5.6%	9,682,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000
Camp Hill	100%	Jan 2017	5.5%	63,606,000
Golden Triangle	100%	Feb 2018	6.0%	19,788,000
Townfair Center	100%	Jul 2018	5.2%	15,793,000
Gold Star Plaza	100%	May 2019	7.3%	1,566,000
Swede Square	100%	Nov 2020	5.5%	10,198,000
Colonial Commons	100%	Feb 2021	5.5%	26,909,000
Virginia Little Creek	100%	Sep 2021	8.0%	303,000
The Point	100%	Nov 2022	4.5%	29,612,000
Metro Square	100%	Nov 2029	7.5%	8,341,000

Total fixed-rate mortgages		3.4 years	5.5%	$482,856,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of September 30, 2013

	Percent		Maturity	Interest
Property	Owned		Date	rate (a)	Amounts
Variable-rate mortgage:
Upland Square	100	% (c)	Oct 2014	3.0%	59,718,000

Total mortgages			3.2 years	5.2%	542,574,000
			weighted average
Unamortized discount/premium					705,000

Total mortgage debt, net					543,279,000

Credit facility:
Revolving facility			Aug 2016	2.2%	130,000,000
Term loan			Aug 2018	2.2%	50,000,000

			3.4 years	2.2%	180,000,000

			weighted average
Total Debt (excluding debt on properties held for sale/conveyance )			3.2 years	4.5%	$723,279,000

			weighted average
Pro-rata share of total debt reconciliation:
Total debt (excluding debt on properties held for sale/conveyance)					$723,279,000
Less pro-rata share attributable to joint venture minority interests					(32,469,000)
Plus pro-rata share attributable to properties held for sale/conveyance (d)					18,327,000

Pro-rata share of total debt					$709,137,000

Fixed to variable rate debt ratio:
Fixed debt					$469,419,000	66.2%
Variable debt					239,718,000	33.8%

					$709,137,000	100.0%

(a)	For variable rate debt, rate in effect as of September 30, 2013.
(b)	Prepaid on November 1, 2013.
(c)	At September 30, 2013, the ownership percentage for this joint venture was 60%. The Company has historically included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, a loan guaranty, and/or other terms of the related joint venture agreement. Further, on October 31, 2013, the Company acquired the remaining 40% interest in the joint venture for $1.6 million.
(d)	See “Summary of Real Estate Held For Sale/Conveyance”.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of September 30, 2013

	Scheduled	Balloon		Credit
Year	Amortization	Payments		Facility		Total (a)
2013	$2,217,000	$—		$—		$2,217,000
2014	7,865,000	159,158,000	(b)	—		167,023,000
2015	5,786,000	63,192,000		—		68,978,000
2016	4,691,000	135,014,000		130,000,000	(c)	269,705,000
2017	2,896,000	60,478,000		—		63,374,000
2018	2,389,000	31,941,000		50,000,000		84,330,000
2019	2,078,000	—		—		2,078,000
2020	2,025,000	8,849,000		—		10,874,000
2021	1,277,000	22,383,000		—		23,660,000
2022	1,039,000	24,323,000		—		25,362,000
Thereafter	4,501,000	472,000		—		4,973,000

	$36,764,000	$505,810,000		$180,000,000		722,574,000

Unamortized (discount)/premium						705,000

						$723,279,000

(a)	Excludes debt on properties held for sale/conveyance.
(b)	Includes $7.6 million prepaid on November 1, 2013.
(c)	This loan is subject to two one-year extension options.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of September 30, 2013

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Groton Shopping Center	CT	100%	2007	117,186	84.3%	$11.70	TJ Maxx	30,000
Jordan Lane	CT	100%	2005	177,504	99.2%	10.92	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,293	93.8%	14.39	Shop Rite	64,017
							Marshalls	30,354
							Home Goods	25,432
							Petsmart	23,500
							A.C. Moore	20,932
Oakland Commons	CT	100%	2007	90,100	100.0%	6.37	Walmart	54,911
							Bristol Ten Pin	35,189
Southington Center	CT	100%	2003	155,842	98.5%	6.99	Walmart	95,482
							NAMCO	20,000
The Brickyard	CT	100%	2004	249,200	68.7%	7.71	Home Depot	103,003
							Kohl’s	58,966

Total Connecticut				1,049,125	88.9%	10.23

Maryland
Kenley Village	MD	100%	2005	51,894	72.3%	8.60	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	19.06	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.64	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	82.2%	10.68	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
St. James Square	MD	100%	2005	39,903	100.0%	11.53	Food Lion	33,000
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	92.3%	13.65	Food Lion	37,692

Total Maryland				835,972	91.2%	10.79

Massachusetts
Fieldstone Marketplace	MA	100%	2005/2012	193,970	95.2%	11.02	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	MA	100%	2004/2012	303,461	94.0%	20.26	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	MA	100%	2007	168,243	93.6%	6.20	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	79.9%	9.08	Hannaford Brothers	42,598
							Dollar Tree	16,798
The Shops at Suffolk Downs	MA	100%	2005	121,251	88.0%	13.10	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	98.1%	6.94	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
Webster Plaza (f/k/a Price Chopper Plaza)	MA	100%	2007	101,824	80.0%	10.92	Price Chopper	58,545
West Bridgewater Plaza	MA	100%	2007	133,039	87.7%	9.32	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,308,022	91.3%	11.86

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	88.5%	9.09	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	88.9%	11.25	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	94.2%	8.96	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	91.0%	9.52

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2013

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
New York
Carman’s Plaza	NY	100%		2007	194,082	91.8%	17.47	Pathmark	52,211

								Extreme Fitness	27,598
								Home Goods	25,806
								Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	PA	100%		2001	137,592	91.2%	13.88	Acme Markets	50,918
Camp Hill	PA	100%		2002	470,117	99.3%	13.70	Boscov’s	167,597
								Giant Foods	92,939
								LA Fitness	45,000
								Orthopedic Inst of PA	40,904
								Barnes & Noble	24,908
								Staples	20,000
Carbondale Plaza	PA	100%		2004	120,689	95.4%	7.12	Weis Markets	52,720
								Peebles	18,000
Circle Plaza	PA	100%		2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%		2011	466,205	83.2%	12.81	Giant Foods	67,815
								Dick’s Sporting Goods	56,000
								LA Fitness	41,325
								Ross Dress For Less	30,000
								Marshalls	27,000
								JoAnn Fabrics	25,500
								David’s Furniture	24,970
								Office Max	23,500
Crossroads II	PA	100	% (b)	2008	133,717	93.0%	20.08	Giant Foods	78,815
Fairview Commons	PA	100%		2007	42,314	53.3%	9.23	Family Dollar	10,789
Fairview Plaza	PA	100%		2003	71,979	100.0%	12.45	Giant Foods	61,637
Fort Washington Center	PA	100%		2002	41,000	100.0%	19.90	LA Fitness	41,000
Gold Star Plaza	PA	100%		2006	71,720	82.2%	8.91	Redner’s	48,920
Golden Triangle	PA	100%		2003	202,943	98.2%	12.88	LA Fitness	44,796
								Marshalls	30,000
								Staples	24,060
								Just Cabinets	18,665
								Aldi	15,242
Halifax Plaza	PA	100%		2003	51,510	100.0%	11.92	Giant Foods	32,000
Hamburg Square	PA	100%		2004	99,580	96.4%	6.52	Redner’s	56,780
								Peebles	19,683
Huntingdon Plaza	PA	100%		2004	142,845	71.9%	4.98	Sears	26,150
								Peebles	22,060
Lake Raystown Plaza	PA	100%		2004	142,559	95.7%	12.33	Giant Foods	63,835
								Tractor Supply	32,711
Liberty Marketplace	PA	100%		2005	68,200	98.2%	16.93	Giant Foods	55,000
Meadows Marketplace	PA	100%		2004/2012	91,518	100.0%	15.52	Giant Foods	67,907
Mechanicsburg Center	PA	100%		2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%		2003	64,489	100.0%	11.69	Giant Foods	43,400
Northside Commons	PA	100%		2008	69,136	100.0%	9.49	Redner’s	53,019
Palmyra Shopping Center	PA	100%		2005	111,051	94.5%	6.56	Weis Markets	46,912
								Goodwill	18,104
Port Richmond Village	PA	100%		2001	154,908	98.2%	13.04	Thriftway	40,000
								Pep Boys	20,615
								City Stores, Inc.	15,200
River View Plaza	PA	100%		2003	226,786	90.9%	19.19	United Artists	77,700
								Avalon Carpet	25,000
								Pep Boys	22,000
								Staples	18,000
South Philadelphia	PA	100%		2003	283,415	78.7%	14.81	Shop Rite	54,388
								Ross Dress For Less	31,349
								LA Fitness	31,000
								Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2013

							Average
		Percent		Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned		acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%		2003	100,816	100.0%	16.53	LA Fitness	37,200
The Commons	PA	100%		2004	203,426	85.1%	7.90	Bon-Ton	54,500
								Shop ‘n Save	52,654
								TJ Maxx	24,404
The Point	PA	100%		2000	268,037	96.5%	12.45	Burlington Coat Factory	76,665
								Giant Foods	76,627
								A.C. Moore	24,890
								Staples	24,000
Townfair Center	PA	100%		2004	218,610	100.0%	8.83	Lowe’s Home Centers	95,173
								Giant Eagle	83,821
								Michaels	17,592
Trexler Mall	PA	100%		2005	339,279	89.5%	9.70	Kohl’s	90,230
								Bon-Ton	62,000
								Lehigh Wellness Partners	33,227
								Trexlertown Fitness Club	28,870
								Marshalls	28,488
Trexlertown Plaza	PA	100%		2006	313,929	90.6%	12.27	Giant Foods	78,335
								Hobby Lobby	57,512
								Redner’s	47,900
								Big Lots	33,824
								Tractor Supply	19,097
Upland Square	PA	100	%(c)	2007	391,578	94.8%	17.00	Giant Foods	78,900
								Carmike Cinema	45,276
								LA Fitness	42,000
								Best Buy	30,000
								TJ Maxx	25,000
								Bed, Bath & Beyond	24,721
								A.C. Moore	21,600
								Staples	18,336

Total Pennsylvania					5,243,619	92.2%	12.64

Virginia
Annie Land Plaza	VA	100%		2006	42,500	97.2%	9.48	Food Lion	29,000
Coliseum Marketplace	VA	100%		2005	105,998	100.0%	16.05	Farm Fresh	57,662
								Michaels	23,981
Elmhurst Square	VA	100%		2006	66,250	88.1%	9.54	Food Lion	38,272
Fredericksburg Way	VA	100%		2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	VA	100%		2005	71,639	96.6%	13.05	Farm Fresh	53,758
Glen Allen Shopping Center	VA	100%		2005	63,328	100.0%	6.61	Giant Foods	63,328
Kempsville Crossing	VA	100%		2005	94,477	96.1%	11.17	Farm Fresh	73,878
Oak Ridge Shopping Center	VA	100%		2006	38,700	92.2%	10.59	Food Lion	33,000
Smithfield Plaza	VA	100%		2005/2008	134,664	96.7%	9.26	Farm Fresh	45,544
								Maxway	21,600
								Peebles	21,600
Suffolk Plaza	VA	100%		2005	67,216	100.0%	9.40	Farm Fresh	67,216
Virginia Little Creek	VA	100%		2005	69,620	100.0%	11.12	Farm Fresh	66,120

Total Virginia					817,392	97.2%	11.50

Total (92.8% leased at September 30, 2013)					9,821,277	92.0%	$12.01

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.
(b)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.
(c)	At September 30, 2013, the ownership percentage for this joint venture was 60%. The Company has historically included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, a loan guaranty, and/or other terms of the related joint venture agreement. Further, on October 31, 2013, the Company acquired the remaining 40% interest in the joint venture for $1.6 million.

CEDAR REALTY TRUST, INC.

Leasing Activity

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
3rd Quarter 2013	52	215,800	$13.62	$12.28	10.9%	$1.87	4.3
2nd Quarter 2013	33	343,600	$12.82	$11.62	10.3%	$1.45	4.9
1st Quarter 2013	36	162,700	$13.80	$12.75	8.2%	$5.29	5.3
4th Quarter 2012	37	175,200	$16.27	$15.02	8.3%	$2.27	5.3

Total (c)	158	897,300	$13.86	$12.65	9.6%	$2.41	4.9

New Leases—Comparable
3rd Quarter 2013	7	25,300	$17.24	$12.58	37.0%	$15.95	8.2
2nd Quarter 2013	8	15,700	$24.02	$20.39	17.8%	$31.84	7.7
1st Quarter 2013	10	39,300	$11.32	$10.07	12.3%	$21.93	7.5
4th Quarter 2012	11	45,400	$18.41	$16.72	10.1%	$8.75	7.7

Total (c)	36	125,700	$16.66	$14.27	16.7%	$17.20	7.7

Renewals—Comparable
3rd Quarter 2013	45	190,500	$13.14	$12.24	7.3%	$0.00	3.7
2nd Quarter 2013	25	327,900	$12.28	$11.20	9.7%	$0.00	4.8
1st Quarter 2013	26	123,400	$14.59	$13.60	7.3%	$0.00	4.6
4th Quarter 2012	26	129,800	$15.52	$14.43	7.6%	$0.00	4.5

Total	122	771,600	$13.41	$12.38	8.3%	$0.00	4.4

Total Comparable and Non-Comparable
3rd Quarter 2013	54	227,400	$14.29	N/A	N/A	$1.77	4.5
2nd Quarter 2013	37	349,500	$12.95	N/A	N/A	$1.49	4.9
1st Quarter 2013	40	225,400	$12.12	N/A	N/A	$6.34	6.5
4th Quarter 2012	40	189,500	$16.03	N/A	N/A	$2.32	5.6

Total	171	991,800	$13.65	N/A	N/A	$2.82	5.3

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.
(c)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases	Square	Cash Basis
	Signed	Feet	% Change
Total Comparable Leases	140	832,800	9.8%
New Leases—Comparable	18	61,200	29.3%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of September 30, 2013

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	14	912,000	9.3%	$13,789,000	$15.12	12.7%
LA Fitness	7	282,000	2.9%	4,574,000	16.22	4.2%
Farm Fresh	6	364,000	3.7%	3,909,000	10.74	3.6%
Stop & Shop	4	271,000	2.8%	2,805,000	10.35	2.6%
Dollar Tree	19	194,000	2.0%	1,955,000	10.08	1.8%
Food Lion	7	243,000	2.5%	1,925,000	7.92	1.8%
Staples	5	104,000	1.1%	1,729,000	16.63	1.6%
Shop Rite	2	118,000	1.2%	1,695,000	14.36	1.6%
Redner’s	4	207,000	2.1%	1,514,000	7.31	1.4%
United Artists	1	78,000	0.8%	1,425,000	18.27	1.3%
Shaw’s	2	125,000	1.3%	1,389,000	11.11	1.3%
Shoppers Food Warehouse	2	120,000	1.2%	1,237,000	10.31	1.1%
Ukrop’s Supermarket	1	63,000	0.6%	1,163,000	18.46	1.1%
Kohl’s	2	149,000	1.5%	1,113,000	7.47	1.0%
Marshalls	5	143,000	1.5%	1,110,000	7.76	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	1.0%
TJ Maxx	4	106,000	1.1%	1,007,000	9.50	0.9%
Giant Eagle	1	84,000	0.9%	922,000	10.98	0.8%
Walmart	2	150,000	1.5%	838,000	5.59	0.8%
Dick’s Sporting Goods	1	56,000	0.6%	812,000	14.50	0.7%

Sub-total top twenty tenants	90	3,814,000	38.8%	45,945,000	12.05	42.4%
Remaining tenants	825	5,220,000	53.2%	62,538,000	11.98	57.6%

Sub-total all tenants (b)	915	9,034,000	92.0%	$108,483,000	$12.01	100.0%

Vacant space	N/A	787,000	8.0%

Total	915	9,821,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ‘n Save (GLA of 53,000; annualized base rent of $120,000), (3) Marshalls, TJ Maxx and Home Goods (GLA of 51,000; annualized base rent of $583,000), and (4) Shaw’s and Acme Markets (GLA of 172,000; annualized.base rent of $756,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents
Large tenants	6,404,000	70.9%	$64,141,000	$10.01	59.1%
Small tenants	2,630,000	29.1%	44,342,000	16.86	40.9%

Total	9,034,000	100.0%	$108,483,000	$12.01	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of September 30, 2013

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents
Month-To-Month	44	145,000	1.6%	$1,812,000	$12.50	1.7%
2013	23	59,000	0.7%	1,068,000	18.10	1.0%
2014	135	912,000	10.1%	8,964,000	9.83	8.3%
2015	144	1,231,000	13.6%	13,248,000	10.76	12.2%
2016	127	938,000	10.4%	10,668,000	11.37	9.8%
2017	120	945,000	10.5%	12,324,000	13.04	11.4%
2018	99	807,000	8.9%	11,100,000	13.75	10.2%
2019	54	706,000	7.8%	7,932,000	11.24	7.3%
2020	41	965,000	10.7%	9,096,000	9.43	8.4%
2021	38	420,000	4.6%	6,396,000	15.23	5.9%
2022	20	139,000	1.5%	1,896,000	13.64	1.7%
2023	25	250,000	2.8%	3,132,000	12.53	2.9%
Thereafter	45	1,517,000	16.8%	20,847,000	13.74	19.2%

All tenants	915	9,034,000	100.0%	$108,483,000	$12.01	100.0%

Vacant space	N/A	787,000	N/A

Total portfolio	915	9,821,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a) (b)

	Three months ended September 30,
	2013	2012
Base Rents	$22,241,000	$21,714,000
Expense Recoveries	5,817,000	5,325,000

Total Revenues	28,058,000	27,039,000
Operating expenses	8,120,000	7,719,000

NOI	$19,938,000	$19,320,000

Occupied	93.5%	92.3%
Leased	94.1%	93.8%
Number of same properties	61	61
NOI growth, excluding dark anchor re-tenanting impact (c)	2.3%

	Nine months ended September 30,
	2013	2012
Base Rents	$65,803,000	$64,815,000
Expense Recoveries	18,271,000	17,058,000

Total Revenues	84,074,000	81,873,000
Operating expenses	25,139,000	23,776,000

NOI	$58,935,000	$58,097,000

Occupied	93.5%	92.3%
Leased	94.1%	93.8%
Number of same properties	61	61
NOI growth, excluding dark anchor re-tenanting impact (c)	1.6%

(a)	Same- property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”.
(b)	Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.
(c)	Excludes the re-tenanting impact resulting from replacing the dark anchor at Oakland Commons with a Walmart Neighborhood Market. NOI growth including this impact was 3.2% and 1.4%, respectively, for the comparative three and nine month periods.

CEDAR REALTY TRUST, INC.

2013 Dispositions

			Date	Sales
Property	Location	GLA	Sold	Price
East Chestnut	Lancaster, PA	21,180	1/3/2013	$3,100,000
Huntingdon Plaza land parcel	Huntingdon, PA	N/A	3/29/2013	390,000
Columbia Mall	Bloomsburg, PA	352,544	4/17/2013	2,775,000
Heritage Crossing	Limerick, PA	28,098	5/9/2013	9,400,000
Westlake Discount Drug Mart	Westlake, OH	55,775	6/5/2013	2,240,000

Total				$17,905,000

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of September 30, 2013

					Average	Debt
		Percent		Percent	base rent per		Maturity	Interest
Property Description	State	owned	GLA	occupied	leased sq. ft.	Amounts	Date	rate
Ohio Discount Drug Mart Portfolio
Gahanna Discount Drug Mart Plaza (a)	OH	100%	48,667	82.3%	$13.90	$4,704,000	Nov 2016	10.8	%(a)
Single-Tenant/Triple-Net-Lease Property
McCormick Place (a)	OH	100%	46,000	100.0%	4.50	2,518,000	Aug 2017	11.1	%(a)
Mall
Harbor Square (f/k/a Shore Mall) (b)	NJ	100%	344,179	98.6%	7.46
Other Non-Core Assets
Dunmore Shopping Center	PA	100%	101,080	89.2%	6.34
Maxatawny Marketplace	PA	100%	55,775	88.0%	5.83
Oakhurst Plaza	PA	100%	111,869	66.2%	15.02
Roosevelt II (c)	PA	100%	180,088	0.0%	—	11,105,000	Mar 2012	6.5%

Total Properties Held for Sale/Conveyance			887,658	71.9%	$8.25	$18,327,000

Land Parcels Previously Acquired for Development
Four land parcels in Pennsylvania	PA	100%	42	acres
Harbor Square (f/k/a Shore Mall)	NJ	100%	50	acres

Total Land Parcels Previously Acquired for Development			92	acres

(a)	Properties in the process of being conveyed to their respective lenders, either through short sale, foreclosure, or deed-in-lieu of foreclosure processes. Until the conveyances of the properties are completed, interest is being recorded (but not paid) at the default interest rates noted above which are approximately 500 basis points higher than the stated rates.
(b)	Property in the process of being demalled. The above statistics reflect the completion of demalling.
(c)	Lender has agreed to accept a deed in lieu of foreclosure, which is expected to be completed prior to December 31, 2013.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as management transition charges and employee termination costs, amounts relating to early extinguishment of debt, mark-to-market adjustments related to share-based compensation, and preferred stock redemption costs.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as mark-to-market adjustments related to share-based compensation, management transition charges and employee termination costs, gain on sales of real estate, and impairment charges/reversals. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.